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                                                                  EXHIBIT 10.11
                         GUARANTOR SECURITY AGREEMENT

                  This Guarantor Security Agreement ("Agreement") dated as of August 16, 2000, is by MICROTEL INTERNATIONAL INC., a Delaware corporation ("Guarantor") in favor of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("Lender").

                             W I T N E S S E T H:

                  WHEREAS, Lender has entered or is about to enter into certain financing arrangements with XIT Corporation, a New Jersey corporation, and CXR Telcom Corporation, a Delaware corporation (together, "BORROWER"), pursuant to which Lender may make loans and provide other financial accommodations to Borrower; and

                  WHEREAS, Guarantor has executed and delivered or is about to execute and deliver to Lender a guarantee in favor of Lender pursuant to which Guarantor absolutely and unconditionally guarantees to Lender the payment and performance of all now existing and hereafter arising obligations, liabilities and indebtedness of Borrower to Lender.

                  NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

                  All terms used herein which are defined in Article 1 or
Article 9 of the Uniform Commercial Code shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Guarantor, Borrower and Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof", "herein", "hereunder", "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation". An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section
7.3 or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

                  1.1 "ACCOUNTS" shall mean all present and future rights of Guarantor to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not earned by performance.


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                  1.2 "CREDIT AGREEMENT" shall mean the Credit and Security
Agreement, dated August 16, 2000, by and between Borrower and Lender, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  1.3 "EQUIPMENT" shall mean all of Guarantor's now owned and hereafter acquired equipment, machinery, computers and computer hardware and software (whether owned or licensed), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

                  1.4 "EVENT OF DEFAULT" shall have the meaning set forth in
Section 6.1 hereof.

                  1.5 "FINANCING AGREEMENTS" shall mean, collectively, the Credit Agreement, this Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower, Guarantor or any Obligor in connection with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  1.6 "INFORMATION CERTIFICATE" shall mean the Information Certificate of Guarantor constituting EXHIBIT A hereto containing material information with respect to Guarantor, its business and assets provided by or on behalf of Guarantor to Lender in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

                  1.7 "INVENTORY" shall mean all of Guarantor's now owned and hereafter existing or acquired raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located.

                  1.8 "OBLIGATIONS" shall mean any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Guarantor to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Credit Agreement or after the commencement of any case with respect to Borrower or Guarantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

                  1.9 "OBLIGOR" shall mean any other guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

                  1.10 "PERSON" or "person" shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability

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partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

                  1.11 "RECORDS" shall mean all of Guarantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Guarantor with respect to the foregoing maintained with or by any other person).

SECTION 2. GRANT OF SECURITY INTEREST.

                  To secure payment and performance of all Obligations, Guarantor hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, the following property and interests in property, whether now owned or hereafter acquired or existing, and wherever located (collectively, the "Collateral"):

                  2.1 all Accounts and other indebtedness owed to Guarantor;

                  2.2 all present and future contract rights, general intangibles (including, but not limited to, tax and duty refunds, registered and unregistered patents, trademarks, service marks, copyrights, trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims and existing and future leasehold interests in equipment, real estate and fixtures), chattel paper, documents, instruments, securities, investment property, letters of credit, proceeds of letters of credit, bankers' acceptances and guaranties;

                  2.3 all present and future monies, securities, credit balances, deposits, deposit accounts and other property of Guarantor now or hereafter held or received by or in transit to Lender or its affiliates or at any other depository or other institution from or for the account of Guarantor whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, including, without limitation:

                           (a) rights and remedies under or relating to
guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral;

                           (b) rights of stoppage in transit, replevin,
repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party;

                           (c) goods described in invoices, documents,
contracts or instruments with respect to, or otherwise representing or evidencing, Accounts or other Collateral, including, without limitation, returned, repossessed and reclaimed goods; and

                           (d) deposits by and property of account debtors or
other persons securing the obligations of account debtors;

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                  2.4 all Inventory;

                  2.5 all Equipment;

                  2.6 all Records; and

                  2.7 All products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

SECTION 3. COLLATERAL COVENANTS.

                  3.1 ACCOUNTS COVENANTS.

                           (a) Lender  shall have the right at any time or
times, in Lender's name or in the name of a nominee of Lender, to verify the validity, amount or any other matter relating to any Account or other Collateral, by mail, telephone, facsimile transmission or otherwise.

                           (b) Guarantor shall deliver or cause to be
delivered to Lender, with appropriate endorsement and assignment, with full recourse to Guarantor, all chattel paper and instruments which Guarantor now owns or may at any time acquire immediately upon Guarantor's receipt thereof, except as Lender may otherwise agree.

                           (c) Lender may, at any time or times that an Event
of Default exists or has occurred and is continuing:

                                    (i) notify any or all  account  debtors
that the Accounts have been assigned to Lender and that Lender has a security interest therein and Lender may direct any or all accounts debtors to make payment of Accounts directly to Lender;

                                    (ii) extend the time of payment of,
compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Accounts or other obligations included in the Collateral and thereby discharge or release the account debtor or any other party or parties in any way liable for payment thereof without affecting any of the Obligations;

                                    (iii) demand, collect or enforce payment
of any Accounts or such other obligations, but without any duty to do so, and Lender shall not be liable for its failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto; and

                                    (iv) take whatever other action Lender
may deem necessary or desirable for the protection of its interests. At any time that an Event of Default exists or has occurred and is continuing, at Lender's request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Lender and are payable directly and only to Lender and Guarantor shall deliver to Lender such originals of

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documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Lender may require.

                   3.2 INVENTORY COVENANTS. With respect to the Inventory:

                           (a) Guarantor shall at all times maintain
inventory records reasonably satisfactory to Lender, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Guarantor's cost therefor and daily withdrawals therefrom and additions thereto;

                           (b) Guarantor shall conduct a physical count of
the Inventory at least once each year, but at any time or times as Lender may request on or after an Event of Default, and promptly following such physical inventory shall supply Lender with a report in the form and with such specificity as may be reasonably satisfactory to Lender concerning such physical count;

                           (c) Guarantor shall not remove any Inventory from
the locations set forth or permitted herein, without the prior written consent of Lender, except for sales of Inventory in the ordinary course of Guarantor's business and except to move Inventory directly from one location set forth or permitted herein to another such location;

                           (d) upon Lender's request, Guarantor shall, at its
expense, no more than once in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender written reports or appraisals as to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender or upon which Lender is expressly permitted to rely;

                           (e) Guarantor shall produce, use, store and
maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);

                           (f) Guarantor assumes all responsibility and
liability arising from or relating to the production, use, sale or other disposition of the Inventory;

                           (g) Guarantor shall not sell Inventory to any
customer on approval, or any other basis which entitles the customer to return or may obligate Guarantor to repurchase such Inventory;

                           (h) Guarantor shall keep the Inventory in good and
marketable condition; and Guarantor shall not, without prior written notice to Lender, acquire or accept any Inventory on consignment or approval.

                   3.3 EQUIPMENT COVENANTS. With respect to the Equipment:

                           (a) upon Lender's request, Guarantor shall, at its
expense, at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered

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to Lender written reports or appraisals as to the Equipment in form, scope and methodology acceptable to Lender and by appraiser acceptable to Lender;

                           (b) Guarantor shall keep the Equipment in good
order, repair, running and marketable condition (ordinary wear and tear excepted);

                           (c) Guarantor shall use the Equipment with all
reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws;

                           (d) the Equipment is and shall be used in
Guarantor's business and not for personal, family, household or farming use;

                           (e) Guarantor shall not remove any Equipment from
the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of the business of Guarantor or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrower in the ordinary course of business;

                           (f) the Equipment is now and shall remain personal
property and Guarantor shall not permit any of the Equipment to be or become a part of or affixed to real property; and

                           (g) Guarantor assumes all responsibility and
liability arising from the use of the Equipment.

                  3.4 POWER OF ATTORNEY. Guarantor hereby irrevocably designates and appoints Lender (and all persons designated by Lender) as Guarantor's true and lawful attorney-in-fact, and authorizes Lender, in Guarantor's or Lender's name, to:

                           (a) at any time an Event of Default or event which
with notice or passage of time or both would constitute an Event of Default exists or has occurred and is continuing;

                                    (i) demand payment on Accounts or other
proceeds of Inventory or other Collateral;

                                    (ii) enforce payment of Accounts by legal
proceedings or otherwise;

                                    (iii) exercise all of Guarantor's rights
and remedies to collect any Account or other Collateral;

                                    (iv) sell or assign any Account upon such
terms, for such amount and at such time or times as the Lender deems advisable;

                                    (v) settle, adjust, compromise, extend or
renew an Account;

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                                    (vi) discharge and release any Account;

                                    (vii) prepare, file and sign Guarantor's
name on any proof of claim in bankruptcy or other similar document against an account debtor;

                                    (viii) notify the post office authorities
to change the address for delivery of Guarantor's mail to an address designated by Lender, and open and dispose of all mail addressed to Guarantor;

                                    (ix) and do all acts and things which are
necessary, in Lender's determination, to fulfill Guarantor's obligations under this Agreement and the other Financing Agreements; and

                           (b) at any time to;

                                    (i) take control in any manner of any
item of payment or proceeds thereof,;

                                    (ii) have access to any lockbox or postal
box into which Guarantor's mail is deposited;

                                    (iii) endorse Guarantor's name upon any
items of payment or proceeds thereof and deposit the same in the Lender's account for application to the Obligations;

                                    (iv) endorse Guarantor's name upon any
chattel paper, document, instrument, invoice, or similar document or agreement relating to any Account or any goods pertaining thereto or any other Collateral;

                                    (v) sign Guarantor's name on any
verification of Accounts and notices thereof to account debtors; and

                                    (vi) execute in Guarantor's name and file
any UCC financing statements or amendments thereto.

Guarantor hereby releases Lender and its officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  3.5 RIGHT TO CURE. Lender may, at its option:

                           (a) cure any default by Guarantor  under any
agreement with a third party or pay or bond on appeal any judgment entered against Guarantor;

                           (b) discharge taxes, liens, security interests or
other encumbrances at any time levied on or existing with respect to the Collateral; and

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                           (c) pay any amount, incur any expense or perform
any act which, in Lender's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Lender with respect thereto. Lender may add any amounts so expended to the Obligations and charge Guarantor's account therefor, such amounts to be repayable by Guarantor on demand. Lender shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Guarantor. Any payment made or other action taken by Lender under this Section shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

                  3.6 ACCESS TO PREMISES. From time to time as requested by Lender, at the cost and expense of Guarantor:

                           (a) Lender or its designee shall have complete
access to all of Guarantor's premises during normal business hours and after notice to Guarantor, or at any time and without notice to Guarantor if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Guarantor's books and records, including the Records;

                           (b) Guarantor shall promptly furnish to Lender
such copies of such books and records or extracts therefrom as Lender may request; and

                           (c) use during normal business hours such of
Guarantor's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Accounts and realization of other Collateral.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

                  Guarantor hereby represents and warrants to Lender the following (which shall survive the execution and delivery of this Agreement):

                  4.1 CORPORATE EXISTENCE, POWER AND AUTHORITY; SUBSIDIARIES. Guarantor is a corporation duly organized and in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on Guarantor's financial condition, results of operation or business or the rights of Lender in or to any of the Collateral. The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder are all within Guarantor's corporate powers, have been duly authorized and are not in contravention of law or the terms of Guarantor's certificate of incorporation, by-laws, or other organizational documentation, or any indenture, agreement or undertaking to which Guarantor is a party or by which Guarantor or its property are bound. This Agreement and the other Financing Agreements constitute legal, valid and binding obligations of Guarantor enforceable in accordance with their respective terms. Guarantor does not have any subsidiaries except as set forth on the Information Certificate.

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                  4.2 FINANCIAL STATEMENTS; NO MATERIAL ADVERSE CHANGE. All
financial statements relating to Guarantor which have been or may hereafter be delivered by Guarantor to Lender have been prepared in accordance with GAAP and fairly present the financial condition and the results of operation of Guarantor as at the dates and for the periods set forth therein. Except as disclosed in any interim financial statements furnished by Guarantor to Lender prior to the date hereof, there has been no material adverse change in the assets, liabilities, properties and condition, financial or otherwise, of Guarantor, since the date of the most recent audited financial statements furnished by Guarantor to Lender prior to the date hereof.

                  4.3 CHIEF EXECUTIVE OFFICE; COLLATERAL LOCATIONS. The chief executive office of Guarantor and Guarantor's Records concerning Accounts are located only at the address set forth below and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in the Information Certificate, subject to the right of Guarantor to establish new locations in accordance with Section 5.2 below. The Information Certificate correctly identifies any of such locations which are not owned by Guarantor and sets forth the owners and/or operators thereof, and to the best of Guarantor's knowledge, the holders of any mortgages on such locations.

                  4.4 PRIORITY OF LIENS; TITLE TO PROPERTIES. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on SCHEDULE 4.4 hereto and the other liens permitted under Section
5.8 hereof. Guarantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are specifically listed on SCHEDULE 4.4 hereto or permitted under
Section 5.8 hereof.

                  4.5 TAX RETURNS. Guarantor has filed, or caused to be filed, in a timely manner all tax returns, reports and declarations which are required to be filed by it (without requests for extension except as previously disclosed in writing to Lender). All information in such tax returns, reports and declarations is complete and accurate in all material respects. Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Adequate provision has been made for the payment of all accrued and unpaid Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

                  4.6 LITIGATION. Except as set forth on the Information Certificate, there is no present investigation by any governmental agency pending, or to the best of Guarantor's knowledge threatened, against or affecting Guarantor, its assets or business and there is no action, suit, proceeding or claim by any Person pending, or to the best of Guarantor's knowledge threatened, against Guarantor or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, which if adversely determined against Guarantor would result in any material adverse change in the assets, business or prospects of Guarantor or which would impair the ability of Guarantor to perform its obligations hereunder or under any of the other

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Financing Agreements to which it is a party or of Lender to enforce the
Obligations or realize upon any Collateral.

                  4.7 COMPLIANCE WITH OTHER AGREEMENTS AND APPLICABLE LAWS. Guarantor is not in default in any material respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound and Guarantor is in compliance in all material respects with all applicable provisions of laws, rules, regulations, licenses, permits, approvals and orders of any foreign, Federal, State or local governmental authority.

                  4.8 BANK ACCOUNTS. All of the deposit accounts, investment accounts or other accounts in the name of or used by Guarantor maintained at any bank or other financial institution are set forth on SCHEDULE 4.8 hereto, subject to the right of Guarantor to establish new accounts in accordance with Section 5.13 below.

                  4.9 ACCURACY AND COMPLETENESS OF INFORMATION. All information furnished by or on behalf of Guarantor in writing to Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificate is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading. No event or circumstance has occurred which has had or could reasonably be expected to have a material adverse affect on the business, assets or prospects of Guarantor, which has not been fully and accurately disclosed to Lender in writing.

                  4.10 SURVIVAL OF WARRANTIES; CUMULATIVE. All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Lender on the date of each additional borrowing or other credit accommodation under the Credit Agreement and shall be conclusively presumed to have been relied on by Lender regardless of any investigation made or information possessed by Lender. The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which Guarantor shall now or hereafter give, or cause to be given, to Lender.

SECTION 5. AFFIRMATIVE AND NEGATIVE COVENANTS.

                  5.1 MAINTENANCE OF EXISTENCE. Guarantor shall at all times preserve, renew and keep in full, force and effect its corporate existence and rights and franchises with respect thereto and maintain in full force and effect all permits, licenses, trademarks, tradenames, approvals, authorizations, leases and contracts necessary to carry on the business as presently or proposed to be conducted. Guarantor shall give Lender thirty
(30) days prior written notice of any proposed change in its corporate name, which notice shall set forth the new name and Guarantor shall deliver to Lender a copy of the amendment to the Certificate of Incorporation of Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation of Guarantor as soon as it is available.

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                  5.2 NEW COLLATERAL LOCATIONS. Guarantor may open any new
location within the continental United States provided Guarantor gives Lender thirty (30) days prior written notice of the intended opening of any such new location and executes and delivers, or causes to be executed and delivered, to Lender such agreements, documents, and instruments as Lender may deem reasonably necessary or desirable to protect its interests in the Collateral at such location, including UCC financing statements.

                  5.3 COMPLIANCE WITH LAWS, REGULATIONS, ETC. Guarantor shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders of any Federal, State or local governmental authority applicable to it.

                  5.4 PAYMENT OF TAXES AND CLAIMS. Guarantor shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books. Guarantor shall be liable for any tax or penalties imposed on Lender as a result of the financing arrangements provided for herein and Guarantor agrees to indemnify and hold Lender harmless with respect to the foregoing, and to repay to Lender on demand the amount thereof, and until paid by Guarantor such amount shall be added and deemed part of the Loans, provided, that, nothing contained herein shall be construed to require Guarantor to pay any income or franchise taxes attributable to the income of Lender from any amounts charged or paid hereunder to Lender. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Credit Agreement.

                  5.5 INSURANCE. Guarantor shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be satisfactory to Lender as to form, amount and insurer. Guarantor shall furnish certificates, policies or endorsements to Lender as Lender shall require as proof of such insurance, and, if Guarantor fails to do so, Lender is authorized, but not required, to obtain such insurance at the expense of Guarantor. All policies shall provide for at least thirty (30) days prior written notice to Lender of any cancellation or reduction of coverage and that Lender may act as attorney for Guarantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. Guarantor shall cause Lender to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and Guarantor shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Lender. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Lender as its interests may appear and further specify that Lender shall be paid regardless of any act or omission by Guarantor or any of its affiliates. At its option, Lender may apply any insurance proceeds received by Lender at any time to the cost of repairs or replacement of Collateral and/or to payment of the Obligations, whether or not then due, in any order and in such manner as Lender may determine or hold such proceeds as cash collateral for the Obligations.

                  5.6 FINANCIAL STATEMENTS AND OTHER INFORMATION.

                           (a) Guarantor shall keep proper books and records
in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of Guarantor and its subsidiaries (if any) in accordance with GAAP and Guarantor shall furnish or cause to be furnished to Lender:

                                    (i) within thirty (30) days after the end
of each fiscal month, monthly unaudited consolidated financial statements and, if Guarantor has any subsidiaries, consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and through such fiscal month; and

                                    (ii) within ninety (90) days after the
end of each fiscal year, audited consolidated financial statements and, if Guarantor has any Subsidiaries, consolidating financial statements of Guarantor and its subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow and statements of shareholders' equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of Guarantor and its subsidiaries as of the end of and for such fiscal year, together with the unqualified opinion of independent certified public accountants, which accountants shall be an independent accounting firm selected by Guarantor and reasonably acceptable to Lender, that such financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of Guarantor and its subsidiaries as of the end of and for the fiscal year then ended.

                           (b) Guarantor shall promptly notify Lender in
writing of the:

                                    (i) details of any loss, damage,
investigation, action, suit, proceeding or claim relating to the Collateral or any other property which is security for the Obligations or which would result in any material adverse change in Guarantor's business, properties, assets, goodwill or condition, financial or otherwise; and

                                    (ii) occurrence of any Event of Default
or event which, with the passage of time or giving of notice or both, would constitute an Event of Default.

                           (c) Guarantor shall promptly after the sending or
filing thereof furnish or cause to be furnished to Lender copies of all reports which Guarantor sends to its stockholders generally and copies of all reports and registration statements which Guarantor files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.

                           (d) Guarantor shall furnish or cause to be
furnished to Lender such budgets, forecasts, projections and other information respecting the Collateral and the business of Guarantor, as Lender may, from time to time, reasonably request. Lender is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Guarantor to any court or other government agency or to any participant or assignee or prospective participant or assignee. Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to Lender, at Guarantor's expense, copies of the financial statements of Guarantor and any reports or management letters prepared by such accountants or auditors on behalf of Guarantor and to disclose to Lender such information as they may have regarding the business of Guarantor. Any documents, schedules, invoices or other papers delivered to Lender may be destroyed or otherwise disposed of by Lender one
(1) year after the same are delivered to Lender, except as otherwise designated by Guarantor to Lender in writing.

                  5.7 SALE OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ETC. Guarantor shall not, directly or indirectly:

                           (a) merge into or with or consolidate with any
other Person or permit any other person to merge into or with or consolidate with it;

                           (b) sell, assign, lease, transfer, abandon or
otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person, EXCEPT FOR: (i) sales of Inventory in the ordinary course of business; and (ii) the disposition of worn-out or obsolete Equipment or Equipment no longer used in the business of Guarantor so long as: (A) if an Event of Default exists or has occurred and is continuing, any proceeds are paid to Lender; and (B) such sales do not involve Equipment having an aggregate fair market value in excess of $5,000 for all such Equipment disposed of in any fiscal year of Guarantor);

                           (c) form or acquire any subsidiaries;

                           (d) wind up, liquidate or dissolve; or

                           (e) agree to do any of the foregoing.

                  5.8 ENCUMBRANCES. Guarantor shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, except:

                           (a) liens and security interests of Lender;

                           (b) liens securing the payment of taxes, either
not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor and with respect to which adequate reserves have been set aside on its books;

                           (c) non-consensual statutory liens (other than
liens securing the payment of taxes) arising in the ordinary course of Guarantor's business to the extent: (i) such liens secure indebtedness which is not overdue; or (ii) such liens secure indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to Guarantor, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

                           (d) zoning restrictions, easements, licenses,
covenants and other restrictions affecting the use of real property which do not interfere in any material respect with the use of such real property or ordinary conduct of the business of Guarantor as presently conducted thereon or materially impair the value of the real property which may be subject thereto; purchase money security interests in Equipment (including capital leases);

                           (e) purchase money mortgages on real estate not to
exceed $[AMOUNT] in the aggregate at any time outstanding so long as such security interests and mortgages do not apply to any property of Guarantor other than the Equipment or real estate so acquired, and the indebtedness secured thereby does not exceed the cost of the Equipment or real estate so acquired, as the case may be; and

                           (f) the security interests and liens set forth on
SCHEDULE 4.4 hereto.

                  5.9 INDEBTEDNESS. Guarantor shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except:

                           (a) the Obligations;

                           (b) trade obligations and normal accruals in the
ordinary course of business not yet due and payable, or with respect to which the Guarantor is contesting in good faith the amount or validity thereof by appropriate proceedings diligently pursued and available to Guarantor, and with respect to which adequate reserves have been set aside on its books;

                           (c) purchase money indebtedness (including capital
leases) to the extent not incurred or secured by liens (including capital leases) in violation of any other provision of this Agreement; and

                           (d) the indebtedness set forth on SCHEDULE 5.9
hereto; PROVIDED, THAT:

                                    (i) Guarantor may only make regularly
scheduled payments of principal and interest in respect of such indebtedness in accordance with the terms of the agreement or instrument evidencing or giving rise to such indebtedness as in effect on the date hereof;

                                    (ii) Guarantor shall not, directly or
indirectly;

                                            (A) amend, modify, alter or
change the terms of such indebtedness or any agreement, document or instrument related thereto as in effect on the date hereof; or

                                            (B) redeem, retire, defease,
purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose; and

                                    (iii) Guarantor shall furnish to Lender
all notices or demands in connection with such indebtedness either received by Guarantor or on its behalf, promptly after the receipt thereof, or sent by Guarantor or on its behalf, concurrently with the sending thereof, as the case may be.

                  5.10 LOANS, INVESTMENTS, GUARANTEES, ETC. Guarantor shall not, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any person, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, EXCEPT:

                           (a) The endorsement of instruments for collection
or deposit in the ordinary course of business;

                           (b) Investments in:

                                    (i) short-term direct obligations of the
United States Government;

                                    (ii) negotiable certificates of deposit
issued by any bank satisfactory to Lender, payable to the order of the Guarantor or to bearer and delivered to Lender; and

                                    (iii) commercial paper rated A1 or P1;

PROVIDED, THAT, as to any of the foregoing, unless waived in writing by Lender, Guarantor shall take such actions as are deemed necessary by Lender to perfect the security interest of Lender ill such investments; and

                           (c) the loans, advances and guarantees set forth
on SCHEDULE 5.10 hereto; PROVIDED, THAT, as to such loans, advances and guarantees:

                                    (i) Guarantor shall not, directly or
indirectly;

                                            (A) amend, modify, alter or
change the terms of such loans, advances or guarantees or any agreement, document or instrument relating thereto; or

                                            (B) as to such guarantees,
redeem, retire, defease, purchase or otherwise acquire the obligations arising pursuant to such guarantees, or set aside or otherwise deposit or invest any sums for such purpose; and

                                    (ii) Guarantor shall furnish to Lender
all notices or demands in connection with such loans, advances or guarantees or other indebtedness subject to such guarantees either received by Guarantor or on its behalf, promptly after the receipt thereof, or sent by Guarantor or on its behalf, concurrently with the sending thereof, as the case may be.

                  5.11 DIVIDENDS AND REDEMPTIONS. Guarantor shall not, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock of Guarantor now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration other than common stock or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing.

                   5.12 TRANSACTIONS WITH AFFILIATES. Guarantor shall not, directly or indirectly:

                           (a) purchase, acquire or lease any property from,
or sell, transfer or lease any property to, any officer, director, agent or other person affiliated with Guarantor, except in the ordinary course of and pursuant to the reasonable requirements of Guarantor's business and upon fair and reasonable terms no less favorable to Guarantor than Guarantor would obtain in a comparable arm's length transaction with an unaffiliated person; or

                           (b) make any payments of management, consulting or
other fees for management or similar services, or of any indebtedness owing to any officer, employee, shareholder, director or other person affiliated with Guarantor except reasonable compensation to officers, employees and directors for services rendered to Guarantor in the ordinary course of business.

                  5.13 ADDITIONAL BANK ACCOUNTS. Guarantor shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the accounts set forth in SCHEDULE 4.8 hereto, except:

                           (a) as to any new or additional accounts which
contain any Collateral or proceeds thereof, with the prior written consent of Lender and subject to such conditions thereto as Lender may establish; and

                           (b) as to any accounts used by Guarantor to make
payments of payroll, taxes or other obligations to third parties, after prior written notice to Lender.

                  5.14 COSTS AND EXPENSES. Guarantor shall pay to Lender on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Lender's rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including:

                           (a) all costs and expenses of filing or recording
(including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable);

                           (b) insurance premiums, appraisal fees and search
fees;

                           (c) costs and expenses of preserving and
protecting the Collateral;

                           (d) costs and expenses paid or incurred in
connection with obtaining payment of the Obligations, enforcing the security interests and liens of Lender, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters);

                           (e) and the fees and disbursements of counsel
(including legal assistants) to Lender in connection with any of the foregoing.

                  5.15 FURTHER ASSURANCES. At the request of Lender at any time and from time to time, Guarantor shall, at its expense, at any time or times duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements. Where permitted by law, Guarantor hereby authorizes Lender to execute and file one or more UCC financing statements signed only by Lender.

SECTION 6. EVENTS OF DEFAULT AND REMEDIES.

                  6.1 EVENTS OF DEFAULT. The occurrence or existence of any Event of Default under the Credit Agreement is referred to herein individually as an "EVENT OF DEFAULT", and collectively as "EVENTS OF DEFAULT".

                  6.2 REMEDIES.

                           (a) At any time an Event of Default exists or has
occurred and is continuing, Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the Uniform Commercial Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Lender hereunder, under any of the other Financing Agreements, the Uniform Commercial Code or other applicable law, are cumulative, not exclusive and enforceable, in Lender's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor of this Agreement or any of the other Financing Agreements. Lender may, at any time or times, proceed directly against Guarantor or any Obligor to collect the Obligations without prior recourse to the Collateral.

                           (b) Without limiting the foregoing, at any time an
Event of Default exists or has occurred and is continuing, Lender may, in its discretion and without limitation:

                                    (i) accelerate the payment of all
Obligations and demand immediate payment thereof to Lender (provided, that, upon the occurrence of any Event of

Default described in Sections 8.l(d) and 8.l(e) of the Credit Agreement, all Obligations shall automatically become immediately due and payable);

                                    (ii) with or without judicial process or
the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral;

                                    (iii) require Guarantor, at Guarantor's
expense, to assemble and make available to Lender any part or all of the Collateral at any place and time designated by Lender; and

                                    (iv) collect, foreclose, receive,
appropriate, setoff and realize upon any and all Collateral, remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of Lender or elsewhere) at such prices or terms as Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale;

all of the foregoing being free from any right or equity of redemption of Guarantor, which right or equity of redemption is hereby expressly waived and released by Guarantor. If any of the Collateral is sold or leased by Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Lender. If notice of disposition of Collateral is required by law, five (5) days prior notice by Lender to Guarantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Guarantor waives any other notice. In the event Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Guarantor waives the posting of any bond which might otherwise be required.

                           (c) Lender may apply the cash proceeds of
Collateral actually received by Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Lender may elect, whether or not then due. Guarantor shall remain liable to Lender for the payment of any deficiency with interest at the highest rate provided for in the Credit Agreement and all costs and expenses of collection or enforcement, including attorneys' fees and legal expenses.

SECTION 7. JURY TRIAL WAIVER; OTHER WAIVERS, AND CONSENTS; GOVERNING LAW.

                  7.1 GOVERNING LAW; CHOICE OF FORUM; SERVICE OF PROCESS; JURY TRIAL WAIVER.

                           (a) The validity, interpretation and enforcement
of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California (without giving effect to principles of conflicts of law).

                           (b) Guarantor irrevocably consents and submits to
the non-exclusive jurisdiction of the Courts of the State of California and the United States District Court for the Central District of California and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected or related or incidental to the dealings of Guarantor and Lender in respect of this Agreement or the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute with respect to any such matters shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Guarantor or its property).

                           (c) Guarantor hereby waives personal service of
any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth on the signature pages hereof and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested.

                           (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY
JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                           (e) Lender shall not have any liability to
Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

                  7.2 WAIVER OF NOTICES. Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and commercial paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein. No notice to or demand on Guarantor which Lender may elect to give shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

                  7.3 AMENDMENTS AND WAIVERS. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender, and as to amendments, as also signed by an authorized officer of Guarantor. Lender shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

                  7.4 WAIVER OF COUNTERCLAIMS. Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

                  7.5 INDEMNIFICATION. Guarantor shall indemnify and hold Lender, and its directors, agents, employees and counsel, harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Guarantor shall pay the maximum portion which it is permitted to pay under applicable law to Lender in satisfaction of indemnified matters under this Section. The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Credit Agreement.

SECTION 8. MISCELLANEOUS.

                  8.1 NOTICES. All notices, requests and demands hereunder shall be in writing and:

                           (a) made to Lender at 245 S. Los Robles Avenue,
Suite 600, Pasadena, California 91101, Attn: Account Executive, and to Guarantor at its chief executive office set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision; and

                           (b) deemed to have been given or made: (i) if
delivered in person, immediately upon delivery; (ii) if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; (iii) if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and (iv) if by certified mail, return receipt requested, five (5) days after mailing.

                  8.2 PARTIAL INVALIDITY. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

                  8.3 SUCCESSORS. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Guarantor and its successors and assigns and inure to the benefit of and be enforceable by Lender and its successors and assigns, except that Guarantor may not assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Lender.

                  8.4 ENTIRE AGREEMENT. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

                  IN WITNESS WHEREOF, Guarantor has caused these presents to be duly executed as of the day and year first above written.

                                       MICROTEL INTERNATIONAL INC.


                                       By: /s/ RANDOLPH FOOTE
                                          ------------------------------------
                                       Name:   Randolph Foote
                                            ----------------------------------
                                       Title:  SR/VP/CFO
                                             ---------------------------------



                                       CHIEF EXECUTIVE OFFICE:

                                       9485 Haven Avenue, Suite 100
                                       Rancho Cucamonga, California 91730

                                  EXHIBIT A

                            Information Certificate







































                                  Exhibit A

                           INFORMATION CERTIFICATE
                                      OF

                         Microtel International, Inc.

  CXR Telcom Corp., A wholly owned subsidiary of Microtel International, Inc.
      XIT Corp., A wholly owned subsidiary of Microtel International, Inc.


                                                         Dated:  May 23, 2000


Wells Fargo Business Credit, Inc.
245 S. Los Robles Avenue, Suite 600
Pasadena, CA 91101

In order to assist you in the continuing evaluation of the financing you are considering of MICROTEL INTERNATIONAL, INC. (the "Corporation") and to expedite the preparation of any documentation which may be required and to induce you to provide such financing to the Corporation, we represent and warrant to you the following information about the Corporation, its organizational structure and other matters of interest to you:

1. The full and exact name of the Corporation as set forth in its Articles of Incorporation is (PLEASE ATTACH COPY):

      1)  MicrTel International Inc.

      2)  NAME CHANGED FROM CXR CORPORATION 3/1/95

2. The Corporation uses and owns the following trade name(s) in the operation of its businesses (e.g. billing, advertising, etc.; Note: do not include names which are product names only), (PLEASE ATTACH A COPY OF THE FICTITIOUS NAME REGISTRATION):

      XIT CORPORATION           CXR Telecom CORPORATION    XIT CORPORATION
      XCELETCH - TEK Division   HALCYON                    XCEL Information
                                                             Technologies
                                                             Corporation
      DIGITRAN                  CXR ANDERSON-JACOBSON      XCEL INFO TECH
                                                           XCEL CIRCUITS
                                                             DIVISION

      In the event any trade name appears on an invoice, a sample copy of such invoice is annexed.

3. The date of incorporation of the Corporation was JULY 14, 1989 under the laws of the State of DELAWARE, and the Corporation is in good standing under those laws. The Corporation has never been involved in a bankruptcy or reorganization except:
      (EXPLAIN)

4. The Corporation is duly qualified and authorized to transact business as a foreign corporation in the following states and is in good standing in such states:

      MICROTEL INTERNATIONAL, INC.: CA, DE
      XIT CORPORATION:  CA, NJ
      CXR TELCOM CORPORATION:  DE, CA, GA, IL, MD, MA, NJ, NY, PA, TX

5. Since the date of incorporation, the corporate name of the Corporation has been changed as follows:

                      Date                     Prior Name
                      ----                     ----------
                     3/1/95                  CXR CORPORATION
                   ---------          ------------------------------

                   ---------          ------------------------------

                   ---------          ------------------------------

(PLEASE ATTACH A COPY OF YOUR FILED AMENDMENT TO THE ARTICLES OF INCORPORATION)

6. Since the date of incorporation, the Corporation has made or entered into the following mergers or acquisitions:

            SEE ATTACHED EXPLANATIONS.

7a. The chief executive office of the Corporation, being the place at which the Corporation maintains its books and records and where the principal corporate officers work, is located at:

        Street Address              City               State    County

        9485 HAVEN AVE. SUITE 100,  RANCHO CUCAMONGA,  CA       SAN BERNARDINO

7b. If chief executive office is leased and not owned by the Corporation, complete the following (INCLUDE LEGAL DESCRIPTION, IF AVAILABLE):

        Lessor (legal owner)         Street Address      City            State

        PROPERTY RESERVE, INC.       9483 HAVEN AVE.  RANCHO CUCAMONGA     CA
        C/O INSIGNIA COMMERCIAL  SUITE 104
            GROUP

8. The books and records of the Corporation pertaining to accounts, contract rights, inventory, etc. are located at (if other than the chief executive office referred to in Section 7a above):

        Street Address              City               State    Lessor

9. The Corporation has other places of business and/or maintains inventory or other assets at the following addresses. Indicate whether locations are owned or leased and if leased the name of the lessor (legal owner). INCLUDE LEGAL DESCRIPTION, IF AVAILABLE.

            SEE SCHEDULE E.

                    (ATTACH ADDITIONAL SHEETS FOR OTHER LOCATIONS)

10. The premises listed below owned by the Corporation are subject to mortgages as follows (STATE NAME AND ADDRESS OF MORTGAGEE AND APPROXIMATE PRINCIPAL BALANCE OF MORTGAGE):

               Location              Mortgagee               Principal Balance
               --------              ---------               -----------------

      ----------------------    ----------------------    ----------------------

      ----------------------    ----------------------    ----------------------

      ----------------------    ----------------------    ----------------------

11. The places of business or other locations of any assets used by the Corporation during the last four (4) months other than those listed above are as follows:

        Street Address              City               State    Lessor

                                    NONE

        Street Address              City               State    Lessor

12. The Corporation is affiliated with, or has ownership in, the following corporations (including subsidiaries):

                                  Chief            Jurisdiction Ownership
                                  Executive           of Percentage or
             Name                 Officer         Incorporation Relationship

      XIT CORPORATION         SEE ATTACHED CHART  100% OWNED BY MICROTEL INT.
      CXR TELCOM CORPORATION                      100% OWNED BY MICROTEL INT.
      XCEL CORPORATION LTD.                       100% OWNED BY MICROTEL INT.
      EXCEL POWER SYSTEMS LTD                     100% OWNED BY XCEL CORPORATION
                                                    LTD.
      CXR, S.A.                                   100% OWNED BY MICROTEL, INT.
      XCEL JAPAN LTD.                             100% OWNED BY XIT CORPORATION

   RECENT ACQUISITIONS & INCORPORATIONS
      BELIX GROUP ACQUIRED 4/17/00
        IN OK BY                    -------
      CXR ANDERSON JACOBSON, INC.   -------       100% OWNED BY CXR S.A.
      BELIX POWER CONVERSION LTD.                 100% OWNED BY XCEL POWER
                                                    SYSTEM LTD.
      BELIX WOUND COMPONENTS LTD.                 100% OWNED BY XCEL POWER
                                                    SYSTEM LTD.

13. The Federal Employer Identification Number of the Corporation is as follows:

            77-0226211

14. There is no provision in the Articles of Incorporation or By-laws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of the Corporation or any subsidiary. Such power is vested exclusively in its Board of Directors.

15. The officers of the Corporation and their respective titles are as follows:

                      Title                           Name
                      -----                           ----

          PRESIDENT-CEO                     CARMINE T. OLIVA
          -------------------------         ---------------------------
          SENIOR VICE PRESIDENT-CFO         RANDOLPH D. FOOTE
          -------------------------         ---------------------------
          EXECUTIVE VICE PRESIDENT          GRAHAM JEFFERIES
          -------------------------         ---------------------------
          SECRETARY                         ROBERT B. RUNYON
          -------------------------         ---------------------------

      The following corporate officers have signatory powers to execute loan documents to obtain credit and other required legal documents in the name of the Corporation (INDICATE TITLE OF THOSE AUTHORIZED TO SIGN AND WHETHER AUTHORIZED SINGLY, ANY TWO, COMBINATION THEREOF, ETC.):

16. With respect to the officers noted above, such officers are affiliated ???? have ownership in, or serve on the Board of Directors of the following corporation (INDICATE NAME AND ADDRESS OF AFFILIATED COMPANIES, TYPE OF OPERATIONS, OWNERSHIP PERCENTAGE OR OTHER RELATIONSHIP):

17.   The members of the Board of Directors of the Corporation are:

                CARMINE T. OLIVA
                ROBERT B. RUNYON
                LAURENCE P. FINNEGAN JR.

18. The name of the stockholders of the Corporation and their stock holdings are as follows (IF STOCK IS WIDELY HELD INDICATE ONLY STOCKHOLDERS OWNING 10% OR MORE OF THE VOTING STOCK):



                                                              Ownership
      Name                        No. of Shares               Percentage
      ------------------------------------------------------------------
      ORBIT II PARTNERS, L.P.     2,821,485                   13.72%

19. There are no judgments or litigation pending by or against the Corporation, its subsidiaries and/or affiliates or any of its officers/principals (in excess of $100,000), except as follows:






20. At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes), except as follows:

                                      NONE

21. The Corporation's assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

            CONGRESS FINANCIAL CORPORATION:
               ALL ASSETS


                                                     Amount of

            Lienholder               Assets                    ??????????
            ----------              ---------              -----------------

      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------


22. The Corporation has not guaranteed and is not otherwise liable for the obligations of others, except as follows:


                                                              Amount of
              Debtor                Creditor                  Obligation
            ----------              ---------              -----------------

      XCEL ARNOLD N. CIRCU??S,
        INC.                    STATE BANK OF FARGO       $55,032
      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------

      ------------------------  ----------------------    ----------------------


23. The Corporation does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (INDICATE TYPE OF INTELLECTUAL PROPERTY AND WHETHER OWNED OR LICENSED, REGISTRATION NUMBER, DATE OF REGISTRATION, AND IF LICENSED, THE NAME AND ADDRESS OF THE LICENSOR):








24.   The Corporation's fiscal year ends:   DECEMBER.

25.   With regard to any pension or profit sharing plan:

      (a)  A determination as to qualification has been issued.  YES
      (b) Funding is on a current basis and in compliance with established requirements. YES

26.   Certified Public Accountants for the Corporation is the firm of:

      Name   BDO SEIDMAN LLP
      Address 3200 BRISTOL STREET, STE. 400, COSTA MESA, CA 92626
      Partner Handling Relationship DOUG NAYLOR
      Were statements uncertified for any fiscal year?   NO.

27.   Attorney for the Corporation is the firm of:

      Name  GALLAGHER, BRIODY & BUTLER
      Address 212 CARNEGIE CENTER, SUITE 402, PRINCETON, NJ 08540 Partner Handling Relationship THOMAS P. GALLAGHER
      Telephone  609 452 6000

28.   Insurance company for the Corporation is:

      Name   ARMSTRONG/ROBITAILLE INSURANCE SERVICES
      Address  680 LANGSDORF DRIVE #100, P.O. BOX 34009, FULLERTON, CA
               92834-94??
      Contact   KATHY MAHER
      Telephone  626 440 8302
      Policy Number(s)

                 (ATTACH SUMMARY OR CERTIFICATE OF INSURANCE)

29. Prompt written notice will be given you of any change or amendment with respect to any of the foregoing. Until such notice is received by you, you shall be entitled to rely upon the foregoing in all respects.


                                        Very truly yours,

CORPORATE SEAL TO BE
AFFIXED HEREIN BELOW

                                        By:    RANDOLPH D. FOOTE

                                        Title: SENIOR VICE PRESIDENT AND CHIEF
                                                 FINANCIAL OFFICER

                                        By:    CARMINE T. OLIVA

                                        Title: PRESIDENT AND CHIEF EXECUTIVE
                                                 OFFICER

                                  SCHEDULE 4.4
                                 Permitted Liens

                                       None












                                  Schedule 4.4

                                   SCHEDULE 4.8

                                  Bank Accounts

                          Union Bank of California, N.A.

                             10681 Foothill Boulevard
                        Rancho Cucamonga, California 91730

                         Deposit Account No.: 3340007742
               (Account in the name of MicroTel International Inc.)














                                  Schedule 4.8

                                 SCHEDULE 5.9

                                 Indebtedness

                                     None











                                 Schedule 5.9

                                 SCHEDULE 5.10

                         Loans, Advances and Guarantees

                Various loans and advances to, and guaranties of,
                          Guarantor's foreign subsidiaries


















                                    Schedule 5.10